UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

 Third Amendment

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 6, 2020

Kiwa Bio-Tech Products Group Corporation

(Exact Name of Registrant as Specified in Charter)

Nevada	000-33167	77-0632186
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3200 Guasti Road, Suite 100 Ontario, CA	91761
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (626) 715-5855

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock par value $0.001	KWBT	OTCQB

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13(c)

Explanatory Note

The Company’s Amended Form 8-K updates the Company’s previously Form 8-K filed on March 6, 2020 (and amended on March 30, 2020 May 7, 2020). It corrects a typographical error.

TABLE OF CONTENTS

Item 8.01 Other Events	2

SIGNATURES	3

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Item 8.01 Other Events.

On March 4, 2020, the U.S. Securities and Exchange Commission (the “Commission”) issued an order under Section 36 (Release No. 34-88318) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), granting exemptions from specified provisions of the Exchange Act and certain rules thereunder (the “Order”). The Order provides that a registrant subject to the reporting requirements of Exchange Act Section 13(a) or 15(d), and any person required to make any filings with respect to such a registrant, is exempt from any requirement to file or furnish materials with the Commission under Exchange Act Sections 13(a), 13(f), 13(g), 14(a), 14(c), 14(f), 15(d) and Regulations 13A, Regulation 13D-G (except for those provisions mandating the filing of Schedule 13D or amendments to Schedule 13D), 14A, 14C and 15D, and Exchange Act Rules 13f-1, and 14f-1, as applicable, where certain conditions are satisfied.

Kiwa Bio-Tech Products Group Corporation (the “Company”) originally filed a Form 8-K regarding the coronavirus’ potential impact on its business and its ability to timely file its Form 10-K Annual Report for the period ended December 31, 2019. We are furnishing this Amended Current Report on Form 8-K/A to indicate our reliance on the Order in connection with the Company’s Annual Report on Form 10-K for the year ended December 31, 2019 as a result of the circumstances set forth below.

As previously announced in its Form 8-K filed on March 6, 2020 (and amended on March 30, 2020), the preparation of the Company’s Annual Report including financial statements and completion of the auditing process has been delayed by Chinese Government-imposed quarantines, office closings and travel restrictions which affect both the Company’s and its service provider’s personnel. Specifically, the Company has significant operations in the city of Yangling, Shaanxi Province, China. Due to concerns related to the spread of the Coronavirus, the entire city of Yangling was locked down by the Government of China since January 25, 2020 and has only recently re-opened. Until recently, all of the Company’s employees in this area have been required by the Government to stay at home until further notice, subject to the containment of the Coronavirus. In compliance with the Government’s health emergency rules in place, the Company’s building has been temporarily closed since January 19, 2020 and, until recently, people were not allowed to enter the office and to access certain of the Company’s business records located in it. Due to Government-imposed quarantines, office closings and travel restrictions affecting the Company’s personnel and service providers, the Company’s accounting department has been unable to process certain of its accounting records and receipts on a timely basis as required to complete the audit of the Company’s financial statements.

These unforeseen circumstances have resulted in the Company being unable to timely file an accurate Annual Report on Form 10-K for its year-ended December 31, 2019 by the prescribed date without undue hardship and expense to the Company. Accordingly, in reliance upon the Order, the Company has requested an additional extension of the filing deadline for the Form 10-K from May 15, 2020 to June 1, 2020.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2020

Kiwa Bio-Tech Products Group Corporation

/s/ Wade Li
By:	Wade Li
Title:	Chief Executive Officer

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